UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 6, 2004

                        UNIVERSAL GUARDIAN HOLDINGS, INC.
               (Exact name of Registrant as specified in charter)

Delaware                               000-24755                33-0379106
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                         Identification Number)

                 3001 Redhill Avenue, Building 4, Suites 219-226
                          Costa Mesa, California 92626
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (949) 743-9525

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

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FORWARD LOOKING STATEMENTS

         This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM  5.          Other Events and Regulation FD Disclosure.

         On February 6, 2004 (the "Closing Date"), Universal Guardian Holdings, Inc. (the "Company") completed a private sale of common stock to accredited investors at a price of $0.277 per share with gross proceeds to the Company of $1,000,000. The Company and the investors agreed to the material terms of the transaction, including the price on February 2, 2004. On February 2, 2004, the investors placed $200,000 into escrow with the Company as a deposit pending execution of definitive transaction documents.

         In conjunction with the sale of the common stock, the Company issued warrants having an exercise price of fifty percent of the Company's daily weighted average closing price, on the NASD OTC Bulletin Board for the thirty trading days immediately preceding the date of exercise (the "Determination Period").

         According to the terms of the stock purchase agreement, the Company shall use its best efforts to file a registration statement to register the shares of common stock and the shares underlying the warrants by March 22, 2004 and cause, or use its best efforts to cause the registration statement to be declared effective by June 4, 2004. The terms of the stock purchase agreement provide for the cash payment of 1% of the purchase price if the Company fails to file a registration statement or if the registration statement is not declared effective within the required time periods and if such failure continues for more than 30 days, the Company will pay the investors a cash payment equal to another 1% of the purchase price. If such failures continue thereafter, the Company shall pay the investors a cash payment equal to 1% of the purchase price per month until the failure is cured or one year after the Closing Date, whichever occurs first.


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ITEM 7.           Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired. Not applicable.

         (b)      Pro Forma Financial Information Not applicable.

         (c)      Exhibits

                  Exh. No. Description

                  4.1    Form of Stock Purchase Agreement

                  4.2    Form of Warrant


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 10, 2004            UNIVERSAL GUARDIAN HOLDINGS, INC.


                                    By: /s/ Michael J. Skellern
                                        ---------------------------
                                        Michael J. Skellern
                                        President


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                         EXHIBITS FILED WITH THIS REPORT


Exh. No. Description
--------------------

4.1      Form of Stock Purchase Agreement

4.2      Form of Warrant



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